DEAN WITTER INFORMATION FUND                            Two World Trade Center,
LETTER TO THE SHAREHOLDERS March 31, 1998              New York, New York 10048


DEAR SHAREHOLDER:

During the fiscal year ended March 31, 1998, Dean Witter Information Fund continued to invest in all aspects of the communications and information industries, choosing companies with solid demand, proven management, proprietary technology and strategic relationships or alliances.

THE ENVIRONMENT

Notable events during the year confirmed our enthusiasm for the information and communications industries. A continued surge in Worldwide Web advertising and commerce deals drove interest in holdings like America Online (AOL), Excite and RealNetworks. Microsoft invested $1 billion in the cable TV industry, and more than 100,000 Americans have begun accessing the Web via cable modems. Emerging telecommunications companies were driven by strong customer additions, initial public offerings (IPOs) and acquisitions such as Teleport Communications by AT&T and LCI International by Qwest Communications (LCI had recently acquired U.S. Long Distance). WorldCom acquired Brooks Fiber, AOL and CompuServe's Internet networks, and is in the process of acquiring MCI in the largest acquisition ever in the United States.

In technology, large vendors continue to widen their leads over smaller firms, in part because, as their products and services become more strategic to users, purchasing decisions have moved up to the level of Chief Executive and even to Boards of Directors, who tend to choose low-risk vendors over best-of-breed products. These events show that the information revolution continues apace.

PERFORMANCE REVIEW

The past 12 months were very rewarding for U.S. stocks, and even more so for the Fund. The Fund's Class B shares posted a total return of 56.10 percent for the fiscal year versus 47.97 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 36.44 percent for the

DEAN WITTER INFORMATION FUND
LETTER TO THE SHAREHOLDERS March 31, 1998, continued

Lipper Analytical Services, Inc. Science and Technology Funds Index. Since their inception on July 28, 1997, through March 31, 1998, the Fund's Class A, C and D shares posted total returns of 22.66 percent, 21.96 percent and 22.75 percent, respectively. The performance of the Fund's four share classes varies because of differing sales charges and expenses.

The accompanying chart illustrates the growth of a hypothetical investment in the Fund's Class B shares from inception (November 28, 1995), through the fiscal year ended March 31, 1998, versus similar investments in the issues that comprise the S&P 500 and the Lipper Science and Technology Funds Index.

A number of market sectors helped the Fund outperform its benchmarks for the fiscal year. Areas of particular strength included internet-related stocks, radio broadcasters, emerging telecommunications carriers--both wireline and wireless--and companies that provide technology to the telecommunications industry.

THE PORTFOLIO

At the end of the fiscal year, net assets stood at $269 million. As of March 31, 1998, 48 percent of the Fund's net assets was invested in information technology (semiconductors, equipment and software), with 27 percent in information services (consulting, wireline/wireless telecommunication and business services) and 23 percent in information distribution and content (media, broadcasters and cable). The balance of the portfolio was held in cash equivalents. Foreign stocks and American Depository Receipts (ADRs) represented 17 percent of net assets. ADRs are receipts for foreign stocks held in U.S. banks.

Significant holdings within the Fund's major areas of interest include BMC Software, Saville Systems and Vitesse (information technology); America Online, Keane and Telebras (information services); and Chancellor, Outdoor Systems and Clear Channel Communications (information distribution and content).

GOING FORWARD

The fundamentals underpinning the industry sectors in which the Fund invests remain robust. Service providers continue to spend heavily on equipment and information systems as they prepare for new competition and customers with new-found freedom to choose providers. The group is expected to perform well over the long run as technology continues to gain in importance as a component of worldwide spending. Radio broadcast stocks also are expected to exhibit strength as a result of continued industry consolidation, which should lead to pricing power. Emerging Web-based media stocks seem likely to take a noticeable piece of the $184 billion U.S. advertising pie, and eventually some piece of the $180 billion spent annually overseas. Service firms that leverage new technology, such as America Online, E*Trade and the wireless providers, are signing up a tremendous number of new subscribers. We plan to participate in this growth where corporate business plans appear to make the most sense.

DEAN WITTER INFORMATION FUND
LETTER TO THE SHAREHOLDERS March 31, 1998, continued

We appreciate your support of Dean Witter Information Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER INFORMATION FUND
FUND PERFORMANCE March 31, 1998

GROWTH OF $10,000-CLASS B
($ in Thousands)

$28

 24

 20                                                            $19,047

 16                                                            $13,834

 12                                                            $13,650(3)

  8

    November 28,          March 31,          March 31,          March 31,
       1995                 1996               1997               1998

-----------------------------------------------------------------------------
               = Fund          = S&P 500(4)          = Lipper(3)
-----------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.
                        AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------------

                  CLASS B SHARES**
----------------------------------------------------
PERIOD ENDED 3/31/98
--------------------------
1 year                         56.10%(1)    51.10%(2)
Since Inception (11/28/95)     15.30%(1)    14.23%(2)

                  CLASS C SHARES++
---------------------------------------------------
PERIOD ENDED 3/31/98
-------------------------
SINCE INCEPTION (7/28/97)      21.96%(1)   20.96%(2)

                  CLASS A SHARES+
---------------------------------------------------
PERIOD ENDED 3/31/98
-------------------------
Since Inception (7/28/97)     22.66%(1)    16.22%(2)


                  CLASS D SHARES++
---------------------------------------------------
PERIOD ENDED 3/31/98
-------------------------
Since Inception (7/28/97)     22.75%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 3% CDSC, assuming a complete redemption on March 31, 1998.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Science and Technology Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Science and Technology Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.
* For periods of less than one year, the Fund quotes its total return on a non-annualized basis.
** The maximum contingent deferred sales charge (CDSC) for Class B shares is 5.0%. The CDSC declines to 0% after six years.
+     The maximum front-end sales charge for Class A shares is 5.25%.
++ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++    Class D shares have no sales charge.

DEAN WITTER INFORMATION FUND
PORTFOLIO OF INVESTMENTS March 31, 1998

 NUMBER OF
   SHARES                                                                          VALUE
-----------  ---------------------------------------------------------------- --------------
             COMMON STOCKS (98.3%)
             Advertising (5.0%)
   105,000   Lamar Advertising Co. (Class A)* ................................  $ 3,629,062
    50,000   Omnicom Group, Inc. .............................................    2,353,125
   180,000   Outdoor Systems, Inc.* ..........................................    6,311,250
    25,000   Snyder Communications, Inc.* ....................................    1,171,875
                                                                              --------------
                                                                                 13,465,312
                                                                              --------------
             Broadcasting (10.9%)
   130,000   Chancellor Media Corp. (Class A)* ...............................    5,963,750
    50,000   Cinar Films, Inc. (Class B)(Canada)* ............................    2,125,000
    55,000   Clear Channel Communications, Inc.* .............................    5,390,000
    94,500   Cox Radio, Inc. (Class A)* ......................................    4,583,250
    40,000   Heftel Broadcasting Corp. (Class A)* ............................    1,790,000
    60,000   Jacor Communications, Inc.* .....................................    3,543,750
    40,000   Time Warner, Inc. ...............................................    2,880,000
    80,000   Univision Communications, Inc. (Class A)* .......................    2,980,000
                                                                              --------------
                                                                                 29,255,750
                                                                              --------------
             Commercial Services (0.9%)
    20,000   FDX Corp.* ......................................................    1,422,500
    10,000   International Network Services* .................................      290,625
    60,000   Mecon, Inc.* ....................................................      652,500
                                                                              --------------
                                                                                  2,365,625
                                                                              --------------
             Communications Equipment (11.8%)
   110,000   Advanced Fibre Communications, Inc.* ............................    4,001,250
   100,000   Ascend Communications, Inc.* ....................................    3,787,500
   121,000   CIENA Corp.* ....................................................    5,150,062
    65,000   Cisco Systems, Inc.* ............................................    4,444,375
   100,000   Digital Lightwave, Inc.* ........................................      609,375
   120,000   Digital Microwave Corp.* ........................................    1,762,500
    98,500   Innova Corp.* ...................................................    1,526,750
   100,000   Natural Microsystems Corp.* .....................................    3,962,500
    10,000   Newbridge Networks Corp. (Canada)* ..............................      268,750
    90,000   P-COM, Inc.* ....................................................    1,800,000
    85,000   Positron Fiber Systems Corp. (Class A)(Canada)* .................      653,437
    10,000   Powerwave Technologies, Inc.* ...................................      131,875
    90,000   Premisys Communications, Inc.* ..................................    2,581,875
    50,000   Yurie Systems, Inc.* ............................................    1,209,375
                                                                              --------------
                                                                                 31,889,624
                                                                              --------------
             Computer Services (7.3%)
    60,000   American Management Systems, Inc.* ..............................  $ 1,642,500
    35,000   Checkfree Holdings Corp.* .......................................      770,000
   140,000   Condor Technology Solutions, Inc.* ..............................    1,960,000
    57,000   Keane, Inc.* ....................................................    3,220,500
    55,000   PRT Group, Inc.* ................................................      536,250
   150,000   Saville Systems Ireland PLC (ADR)(Ireland)* .....................    7,575,000
    40,000   SunGard Data Systems, Inc.* .....................................    1,472,500
    80,000   Unisys Corp.* ...................................................    1,520,000
    80,000   VideoServer, Inc.* ..............................................      995,000
                                                                              --------------
                                                                                 19,691,750
                                                                              --------------
             Computer Software (22.2%)
   102,300   American Software, Inc. (Class A)* ..............................      805,613
    70,000   Aspect Development, Inc.* .......................................    3,815,000
    40,000   Autodesk, Inc.  .................................................    1,722,500
    90,000   BEA Systems, Inc.* ..............................................    2,531,250
    80,000   BMC Software, Inc.* .............................................    6,705,000
   130,000   Business Objects S.A. (ADR)(France)* ............................    1,950,000
    90,000   Computer Associates International, Inc. .........................    5,197,500
    90,000   Compuware Corp.* ................................................    4,438,125
    60,000   CrossKeys Systems Corp. (Canada)* ...............................      675,000
   120,000   Emulex Corp.* ...................................................    1,095,000
   109,000   FlexiInternational Software, Inc.* ..............................    1,335,250
    20,000   Genesys Telecommunications Laboratories, Inc.* ..................      757,500
    79,000   Geoworks Corp.*  ................................................      587,563
    50,000   Harbinger Corp.* ................................................    1,875,000
    20,000   HBO & Co.  ......................................................    1,206,250
    20,000   Interlink Computer Sciences, Inc.* ..............................      108,750
    50,000   INTERSOLV, Inc.* ................................................      887,500
    33,000   Legato Systems, Inc.* ...........................................    1,955,250
    50,000   Lernout & Hauspie Speech Products N.V. (ADR)(Belgium)* ..........    4,350,000
    30,000   Manugistics Group, Inc.* ........................................    1,680,000
    40,000   Micro Focus Group PLC (ADR)(United Kingdom)* ....................    1,890,000
    70,000   Network Associates, Inc.* .......................................    4,637,500
   100,000   Remedy Corp.* ...................................................    1,950,000
    50,000   VERITAS Software Corp.* .........................................    2,950,000

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   5

DEAN WITTER INFORMATION FUND
PORTFOLIO OF INVESTMENTS March 31, 1998, continued


 NUMBER OF
   SHARES                                                                          VALUE
-----------  ---------------------------------------------------------------- --------------
    80,000   Visio Corp.*  ................................................... $  3,410,000
    49,100   Visual Networks, Inc.* ..........................................    1,258,188
                                                                              --------------
                                                                                 59,773,739
                                                                              --------------
             Computers -Systems (1.6%)
    30,000   Dell Computer Corp.* ............................................    2,030,625
    30,000   Storage Technology Corp.* .......................................    2,281,875
                                                                              --------------
                                                                                  4,312,500
                                                                              --------------
             Electronics (2.8%)
   139,500   Anaren Microwave, Inc.* .........................................    3,069,000
   170,000   Electronics for Imaging, Inc.* ..................................    4,420,000
                                                                              --------------
                                                                                  7,489,000
                                                                              --------------
             Electronics -Capital Equipment (1.9%)
    10,000   ASM Lithography Holding N.V. (ADR)(Netherlands)* ................      923,750
   130,000   Cymer, Inc.*  ...................................................    2,624,375
    40,000   Newport Corp. ...................................................      782,500
    70,000   Semitool, Inc.* .................................................      875,000
                                                                              --------------
                                                                                  5,205,625
                                                                              --------------
             Entertainment (2.3%)
    45,000   Electronic Arts, Inc.* ..........................................    2,109,375
    90,000   Gemstar International Group Ltd. (ADR)(Virgin Islands)* .........    2,688,750
    50,000   Imax Corp. (Canada)* ............................................    1,415,625
                                                                              --------------
                                                                                  6,213,750
                                                                              --------------
             Internet (5.3%)
    60,000   America Online, Inc.* ...........................................    4,098,750
    66,000   At Home Corp. (Series A)* .......................................    2,219,250
    50,000   E*TRADE Group, Inc.* ............................................    1,243,750
    70,000   Icon CMT Corp.* .................................................    1,085,000
   129,000   RealNetworks, Inc.*  ............................................    3,708,750
    60,000   Ticketmaster Group, Inc.*  ......................................    1,803,750
                                                                              --------------
                                                                                 14,159,250
                                                                              --------------
             Media (4.7%)
    30,000   Scripps (E.W.) Co. (Class A) ....................................    1,659,375
    40,000   Sinclair Broadcast Group, Inc. (Class A)* .......................    2,302,500
   120,000   Tele-Communications Liberty Media Group (Class A)* ..............    4,117,500
    85,000   Viacom, Inc. (Class B)* .........................................    4,568,750
                                                                              --------------
                                                                                 12,648,125
                                                                              --------------
             Semiconductors (7.6%)
   100,000   Adaptec, Inc.* .................................................. $  1,962,500
   175,200   Galileo Technology, Ltd. (ADR)(Israel)* .........................    4,818,000
    50,000   Intel Corp. .....................................................    3,900,000
    34,900   Kopin Corp.* ....................................................      612,931
    50,000   Sheldahl, Inc.* .................................................      556,250
    30,000   Texas Instruments, Inc. .........................................    1,623,750
   100,000   Vitesse Semiconductor Corp.* ....................................    4,700,000
    60,000   Xilinx, Inc.*  ..................................................    2,246,250
                                                                              --------------
                                                                                 20,419,681
                                                                              --------------
             Telecommunications (7.9%)
    70,000   Intermedia Communications, Inc.* ................................    5,573,750
   100,000   LCI International, Inc.* ........................................    3,850,000
    40,000   Pacific Gateway Exchange, Inc.* .................................    2,275,000
    32,000   Portugal Telecom S.A. (ADR)(Portugal) ...........................    1,678,000
    35,000   RCN Corp.* ......................................................    1,741,250
    30,000   Telecom Italia SpA (ADR)(Italy) .................................    2,383,125
    60,000   PT Telekomunikasi Indonesia (ADR)(Indonesia) ....................      588,750
    50,000   Teligent, Inc. (Class A)* .......................................    1,543,750
    40,000   WinStar Communications, Inc.* ...................................    1,712,500
                                                                              --------------
                                                                                 21,346,125
                                                                              --------------

             Wireless Communication (6.1%)
    45,000   Airtouch Communications, Inc.* ..................................    2,202,188
    40,000   Iridium World Communications, Ltd. (Class A)* ...................    2,490,000
     4,030   Mannesman AG (Germany) ..........................................    2,951,439
    50,000   Millicom International Cellular S.A. (Luxembourg)* ..............    2,200,000
   500,000   Telecom Italia Mobile SpA (Italy) ...............................    2,688,718
    30,000   Telecomunicacoes Brasileiras S.A. (ADR)(Brazil) .................    3,894,375
                                                                              --------------
                                                                                 16,426,720
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $202,826,847) ..................................  264,662,576
                                                                              --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
PORTFOLIO OF INVESTMENTS March 31, 1998, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
------------------------------------------------------------------------------------------------

             SHORT-TERM INVESTMENT (A)(2.4%)
             U.S. GOVERNMENT AGENCY
             Federal Home Loan Mortgage Corp. 5.48% due 04/01/98 (Amortized
   $6,500    Cost $6,500,000) ..............................................          $  6,500,000
                                                                                      ------------
TOTAL INVESTMENTS
(IDENTIFIED COST $209,326,847)(B) .......................................... 100.7%    271,162,576

LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS ...........................................................  (0.7)     (1,859,962)
                                                                             -----    ------------
NET ASSETS ................................................................. 100.0%   $269,302,614
                                                                             =====    ============


------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $66,391,035 and the aggregate gross unrealized depreciation is $4,555,306, resulting in net unrealized appreciation of $61,835,729.

DEAN WITTER INFORMATION FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998

 ASSETS:
Investments in securities, at value
 (identified cost $209,326,847).............    $271,162,576
Cash........................................       2,957,749
Receivable for:
  Investments sold .........................       9,297,272
  Shares of beneficial interest sold  ......         206,288
  Dividends.................................          17,388
Deferred organizational expenses............          95,438
Prepaid expenses and other assets...........          92,997
                                              --------------
  TOTAL ASSETS .............................     283,829,708
                                              --------------
LIABILITIES:
Payable for:
  Investments purchased.....................      13,856,471
  Plan of distribution fee..................         229,530
  Shares of beneficial interest
   repurchased..............................         200,742
  Investment management fee.................         172,934
Accrued expenses............................          67,417
                                              --------------
  TOTAL LIABILITIES ........................      14,527,094
                                              --------------
  NET ASSETS ...............................    $269,302,614
                                              ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ............................    $195,109,859
Net unrealized appreciation ................      61,835,729
Net investment loss.........................             (93)
Accumulated undistributed net realized
 gain.......................................      12,357,119
                                              --------------
  NET ASSETS ...............................    $269,302,614
                                              ==============
CLASS A SHARES:
Net Assets..................................        $205,769
Shares Outstanding (unlimited authorized,
 $.01 par value)............................          14,682
  NET ASSET VALUE PER SHARE ................          $14.02
                                              ==============
  MAXIMUM OFFERING PRICE PER SHARE
   (net asset value plus 5.54% of net
   asset value).............................          $14.80
                                              ==============
CLASS B SHARES:
Net Assets..................................    $267,384,459
Shares Outstanding (unlimited authorized,
 $.01 par value)............................      19,180,309
  NET ASSET VALUE PER SHARE ................          $13.94
                                              ==============
CLASS C SHARES:
Net Assets..................................    $    248,750
Shares Outstanding (unlimited authorized,
 $.01 par value)............................          17,839
  NET ASSET VALUE PER SHARE ................          $13.94
                                              ==============
CLASS D SHARES:
Net Assets..................................    $  1,463,636
Shares Outstanding (unlimited authorized,
 $.01 par value)............................         104,357
  NET ASSET VALUE PER SHARE ................    $      14.03
                                              ==============

Statement of Operations
For the year ended March 31, 1998*

NET INVESTMENT INCOME:
INCOME
Dividends (net of $64,118 foreign withholding
 tax).........................................   $    604,787
Interest......................................        598,848
                                                -------------
  TOTAL INCOME ...............................      1,203,635
                                                -------------
EXPENSES
Plan of distribution fee (Class A shares) ....            193
Plan of distribution fee (Class B shares) ....      2,387,929
Plan of distribution fee (Class C shares) ....            554
Investment management fee.....................      1,793,392
Transfer agent fees and expenses..............        465,618
Professional fees.............................         50,834
Shareholder reports and notices...............         48,839
Registration fees.............................         43,520
Custodian fees................................         40,165
Organizational expenses.......................         35,839
Trustees' fees and expenses...................         15,407
Other.........................................         11,603
                                                -------------
  TOTAL EXPENSES .............................      4,893,893
                                                -------------
  NET INVESTMENT LOSS ........................     (3,690,258)
                                                -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.............................     47,488,489
Net change in unrealized depreciation ........     61,837,292
                                                -------------
  NET GAIN ...................................    109,325,781
                                                -------------
NET INCREASE .................................   $105,635,523
                                                =============

------------

* Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
FINANCIAL STATEMENTS, continued



STATEMENT OF CHANGES IN NET ASSETS
                                                           FOR THE YEAR    FOR THE YEAR
                                                              ENDED           ENDED
                                                            MARCH 31,       MARCH 31,
                                                              1998*            1997
----------------------------------------------------    -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss....................................     $ (3,690,258)  $ (3,163,565)
Net realized gain (loss)...............................       47,488,489    (32,902,627)
Net change in unrealized depreciation .................       61,837,292    (12,858,100)
                                                         --------------- --------------
  NET INCREASE (DECREASE)..............................      105,635,523    (48,924,292)
Net increase (decrease) from transactions in shares of
 beneficial interest...................................      (50,059,140)    55,329,540
                                                         --------------- --------------
  NET INCREASE ........................................       55,576,383      6,405,248
NET ASSETS:
Beginning of period....................................      213,726,231    207,320,983
                                                         --------------- --------------
  END OF PERIOD
  (Including a net investment loss of $93
  and $0, respectively)................................     $269,302,614   $213,726,231
                                                         =============== ==============

------------

* Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Information Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and commenced operations on November 28, 1995. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued

maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $179,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; and 0.725% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued

Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $11,792,699 at March 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended March 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 1.0%, respectively.

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued

The Distributor has informed the Fund that for the period ended March 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $5, $957,856 and $94, respectively and received $7,180 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1998 aggregated $493,143,825, and $530,473,117, respectively.

For the year ended March 31, 1998, the Fund incurred brokerage commissions of $70,244 with DWR for portfolio transactions executed on behalf of the Fund. At March 31, 1998, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $851,097 and $691,750, respectively.

For the period May 31, 1997 through March 31, 1998, the Fund incurred brokerage commissions of $20,370 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund. At March 31, 1998, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with Morgan Stanley & Co., Inc. of $528,970 and $625,500, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $5,500.

5. FEDERAL INCOME TAX STATUS

During the year ended March 31, 1998, the Fund utilized its net capital loss carryover of approximately $19,088,000.

As of March 31, 1998, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,702,150, net investment loss was credited $3,690,165 and accumulated undistributed net realized gain was credited $11,985.

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                             FOR THE YEAR                    FOR THE YEAR
                                                ENDED                            ENDED
                                            MARCH 31, 1998                  MARCH 31, 1997
                                   -------------------------------- -------------------------------
                                        SHARES          AMOUNT           SHARES          AMOUNT
                                   --------------- ---------------  --------------- --------------
CLASS A SHARES*
Sold..............................        15,349     $    178,877          --              --
Reedemed..........................          (667)          (8,097)         --              --
                                   --------------- ---------------  --------------- --------------
Net increase-Class A.............        14,682          170,780          --              --
                                   --------------- ---------------  --------------- --------------
CLASS B SHARES
Sold..............................     3,649,152       42,792,430      12,321,396     $136,279,927
Redeemed..........................    (8,387,989)     (94,589,565)     (7,831,515)     (80,950,387)
                                   --------------- ---------------  --------------- --------------
Net increase (decrease)-Class B .    (4,738,837)     (51,797,135)      4,489,881       55,329,540
                                   --------------- ---------------  --------------- --------------
CLASS C SHARES*
Sold..............................        19,252          242,097          --              --
Redeemed..........................        (1,413)         (17,311)         --              --
                                   --------------- ---------------  --------------- --------------
Net increase-Class C.............        17,839          224,786          --              --
                                   --------------- ---------------  --------------- --------------
CLASS D SHARES*
Sold..............................       104,357        1,342,429          --              --
                                   --------------- ---------------  --------------- --------------
Net increase (decrease) in Fund ..    (4,601,959)    $(50,059,140)      4,489,881     $ 55,329,540
                                   =============== ===============  =============== ==============

------------
*     For the period July 28, 1997 (issue date) through March 31, 1998.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 1998, there were no outstanding forward foreign currency contracts.

DEAN WITTER INFORMATION FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                       FOR THE YEAR                     FOR THE PERIOD
                                                          ENDED         FOR THE YEAR  NOVEMBER 28, 1995*
                                                        MARCH 31,          ENDED            THROUGH
                                                         1998**++      MARCH 31, 1997   MARCH 31, 1996
--------------------------------------------------  ----------------- --------------  ------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............       $ 8.94          $ 10.67           $10.00
                                                    ----------------- --------------  ------------------
Net investment loss ...............................        (0.18)           (0.13)           (0.01)
Net realized and unrealized gain (loss)  ..........         5.18            (1.60)            0.69
                                                    ----------------- --------------  ------------------
Total from investment operations ..................         5.00            (1.73)            0.68
                                                    ----------------- --------------  ------------------
Less dividends in excess of net investment income           --               --              (0.01)
                                                    ----------------- --------------  ------------------
Net asset value, end of period ....................       $13.94          $  8.94           $10.67
                                                    ================= ==============  ==================
TOTAL INVESTMENT RETURN+ ..........................        56.10 %         (16.31)%           6.77 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................         2.05 %           2.01 %           2.31 %(2)
Net investment loss ...............................        (1.54)%          (1.16)%          (0.51)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..........     $267,384         $213,726         $207,321
Portfolio turnover rate ...........................          218 %            132 %              8 %(1)
Average commission rate paid ......................      $0.0498          $0.0527          $0.0496

------------
  *   Commencement of operations.
 ** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
FINANCIAL HIGHLIGHTS, continued

                                          FOR THE PERIOD
                                          JULY 28, 1997*
                                             THROUGH
                                            MARCH 31,
                                              1998++
---------------------------------------  ---------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..     $  11.43
                                         ---------------
Net investment loss ....................        (0.08)
Net realized and unrealized gain  ......         2.67
                                         ---------------
Total from investment operations  ......         2.59
                                         ---------------
Net asset value, end of period .........     $  14.02
                                         ===============
TOTAL INVESTMENT RETURN+ ...............        22.66 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................         1.27 %(2)
Net investment loss.....................        (0.93)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $    206
Portfolio turnover rate.................          218 %
Average commission rate paid............     $0.0498

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..     $  11.43
                                         ---------------
Net investment loss.....................        (0.14)
Net realized and unrealized gain  ......         2.65
                                         ---------------
Total from investment operations .......         2.51
                                         ---------------
Net asset value, end of period..........     $  13.94
                                         ===============
TOTAL INVESTMENT RETURN+ ...............        21.96 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................         2.05 %(2)
Net investment loss.....................        (1.72)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $    249
Portfolio turnover rate.................          218 %
Average commission rate paid............     $0.0498

------------
  *   The date shares were first issued.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
FINANCIAL HIGHLIGHTS, continued

                                          FOR THE PERIOD
                                          JULY 28, 1997*
                                             THROUGH
                                            MARCH 31,
                                              1998++
---------------------------------------  ---------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..     $  11.43
                                         ---------------
Net investment loss.....................        (0.07)
Net realized and unrealized gain  ......         2.67
                                         ---------------
Total from investment operations .......         2.60
                                         ---------------
Net asset value, end of period..........     $  14.03
                                         ===============
 TOTAL INVESTMENT RETURN+ ..............        22.75 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................         1.04 %(2)
Net investment loss.....................        (0.82)%(2)
 SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................      $ 1,464
Portfolio turnover rate.................          218 %
Average commission rate paid............      $0.0498

------------
  *   The date shares were first issued.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INFORMATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Information Fund (the "Fund") at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 8, 1998

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Edward F. Gaylor
Vice President

Peter Hermann
Vice President

Jayne Stevlingson
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
INFORMATION FUND




ANNUAL REPORT
MARCH 31, 1998